UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2017

FTE NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-31355	81-0438093
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

999 Vanderbilt Beach Rd, Suite 601 Naples, FL	34108
(Address of principal executive offices)	(Zip Code)

877-878-8136

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders

The Board of Directors of FTE Networks, Inc. (the “Company”) has approved a reverse stock split of our issued and outstanding shares of common stock, par value $0.001 per share (the “Common Stock”) and appointed and authorized a committee (the “Committee”) to fix the exact ratio from a range predetermined by the Board of Directors. On November 2, 2017, the Committee fixed a 25-for-1 reverse stock split ratio (the “Reverse Stock Split”). The Reverse Stock Split has been approved by Financial Industry Regulatory Authority (“FINRA”), and will become effective in the marketplace at the open of business on Monday, November 6, 2017 (the “Effective Date”).

No Stockholder Approval Required:

Pursuant to the Nevada Revised Statutes (“NRS”) Section 78.207, Company may decrease its authorized shares of Common Stock and correspondingly decrease its number of issued and outstanding shares of Common Stock by resolution adopted by the Board of Directors, without obtaining the approval of the stockholders if: (i) both the number of authorized shares of the Common Stock and the number of issued and outstanding shares of Common Stock are proportionally reduced as a result of the Reverse Stock Split, (ii) the Reverse Stock Split does not adversely affect any other class of stock of the Company and (iii) the Company does not pay money or issue scrip to stockholders who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split. As described herein, the Reverse Stock Split complies with these requirements.

Nevada State Filing:

The Reverse Stock Split was effected by the Company filing a Certificate of Change (the “Certificate”) pursuant to NRS Section 78.209 with the Secretary of State of the State of Nevada on November 3, 2017, a copy of which is attached hereto as Exhibit No. 3.1. As a result of the filing of the Certificate, the number of shares of the Company’s authorized Common Stock was reduced from 200,000,000 shares to 8,000,000 shares, and the number of shares of the Company’s issued and outstanding Common Stock was correspondingly reduced from 139,653,741 shares to approximately 5,586,150 shares. There was no change to the par value of the Company’s Common Stock. The new CUSIP number for our Common Stock following the reverse stock split will be 30283R 402.

Split Adjustment; Treatment of Fractional Shares:

On the Effective Date, the total number of shares of Common Stock held by each stockholder of the Company will be converted automatically into the number of shares of Common Stock equal to (i) the number of issued and outstanding shares of Common Stock held by each such stockholder immediately prior to the Reverse Stock Split, (ii) divided by 25, with such resulting number of shares rounded up to the nearest whole share. The Company will issue one whole share of the post-Reverse Stock Split Common Stock to any stockholder who otherwise would have received a fractional share as a result of the Reverse Stock Split. As a result, no fractional shares will be issued in connection with the Reverse Stock Split and no cash or other consideration will be paid in connection with any fractional shares that would otherwise have resulted from the Reverse Stock Split.

Certificated and Non-Certificated Shares:

Stockholders who are holding their shares in electronic form at brokerage firms do not need to take any action, as the effect of the Reverse Stock Split will automatically be reflected in their brokerage accounts. Stockholders holding paper certificates may (but are not required to) send the certificates to the Company’s transfer agent and registrar, ClearTrust, LLC, at the address set forth below. ClearTrust, LLC will issue a new stock certificate reflecting the Reverse Stock Split to each requesting stockholder.

ClearTrust, LLC

16540 Pointe Village Dr., Suite 120

Lutz, Florida 33558

Capitalization:

The Reverse Stock Split has no effect on the par value of the Common Stock or authorized shares of preferred stock. Immediately after the Reverse Stock Split, each stockholder’s percentage ownership interest in the Company and proportional voting power will remain unchanged, except for minor changes and adjustments that will result from the treatment of fractional shares. The rights and privileges of the holders of shares of Common Stock will be substantially unaffected by the Reverse Stock Split, and the Reverse Stock Split will not alter or change any preference or any relative or other right given to any other class or series of outstanding shares.

Item 5.03 Amendments to Articles of Incorporation of Bylaws

The description under Item 3.03 above of the reduction in the number of shares of the Company’s authorized and issued and outstanding Common Stock is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Change filed with the Secretary of State of the State of Nevada on November 3, 2017.

99.1	Press Release of FTE Networks, Inc. dated November 6, 2017.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K, including the information in the attached press release, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, made in this Current Report on Form 8-K, including statements made in the attached press release, are forward looking and subject to change. Examples of forward-looking statements include statements related to our financial performance, anticipated operating results, strategies for continued growth and market expansion, efforts to leverage our combined business offerings and other matters that involve known or unknown risks, uncertainties and other factors that may cause our results or performance to differ materially from results expressed or implied by this release. Such forward-looking statements may include certain assumptions that underlie the forward-looking statements (including the date of effectiveness of the reverse stock split). These forward-looking statements are subject to business and economic risk and reflect management’s current expectations, and involve subjects that are inherently uncertain and difficult to predict. We will not necessarily update information if any forward-looking statement later turns out to be inaccurate. Risks and uncertainties that may affect our future results include, but are not limited to, those discussed in our Annual Report on Form 10-K for the transition period ended December 31, 2016 as filed with the Securities and Exchange Commission (“SEC”) on May 11, 2017, and in other documents we have filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTE NETWORKS, INC.

	By:	/s/ Michael Palleschi
Michael Palleschi
Chief Executive Officer

Date: November 6, 2017